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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported) May 30, 2003


                                 EXEGENICS INC.
             (Exact name of registrant as specified in its charter)

          Delaware                        00-26078                75-2402409
(State or Other Jurisdiction      (Commission File Number)    (I.R.S. Employer
      of Incorporation)                                      Identification No.)

                                2110 Research Row
                               Dallas, Texas 75235
                         (Address of principal executive
                           offices including zip code)

                                 (214) 358-2000
                         (Registrant's telephone number,
                              including area code)


                                      N.A.
          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

       On May 30, 2003, the Registrant issued a press release announcing an unsolicited offer from EI Acquisition Inc. and Foundation Growth Investments LLC to acquire all of the outstanding common stock and Series A Convertible Preferred Stock of the Registrant for $.40 per share. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

       (c) The following exhibits are furnished with this report:

Exhibit Number      Description
--------------      -----------
99.1                Press Release from eXegenics Inc., dated May 30, 2003.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             EXEGENICS INC.
                                             (Registrant)

Dated:   May 30, 2003                        By: /s/ Ronald L. Goode
         ------------                           ----------------------
                                                 Ronald L. Goode
                                                 Chairman, President and Chief
                                                 Executive Officer